                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                           reported): January 18, 2000
                                      ----------------

                         United Therapeutics Corporation
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                        000-26301                       52-1984749
        ---------------                   -----------                ----------------------
        (State or Other                   (Commission                   (I.R.S. Employer
        Jurisdiction of                   File Number)               Identification Number)
        Incorporation)

                  1110 Spring Street
                  Silver Spring, MD                                            20910
-------------------------------------------------------                     -------------
       (Address of Principal Executive Offices)                              (Zip Code)

               Registrant's telephone number, including area code:

                                 (301) 608-9292
                        ---------------------------------

ITEM 5.  OTHER EVENTS.

               On January 18, 2000, United Therapeutics Corporation, a Delaware corporation (the "Company"), issued and sold 2,500,000 shares of its common stock, par value $.01 per share (the "Shares"), in a private placement transaction pursuant to Regulation D promulgated under the Securities Act of 1933, as amended. The Shares were purchased by fifteen investors pursuant to purchase agreements dated December 22, 1999 between the Company and each of the investors. The investors were Baystar Capital, L.P., BayStar International Ltd., SMALLCAP World Fund, Inc., Franklin Aggressive Growth Fund, Inc., Franklin Biotechnology Discovery Fund, Inc., Galleon Healthcare Partners, L.P., Galleon Healthcare Overseas, Ltd., Putnam Health Sciences Trust, Putnam Capital Appreciation Fund, Putnam Variable Trust - VT Health Sciences Fund, Putnam Investment Funds - Putnam Capital Opportunities Fund, T. Rowe Price New Horizons Fund, Inc., Toronto Dominion Green Line Health Sciences Fund, T. Rowe Price Health Sciences Fund, Inc. and Four Partners.

               The per share purchase price of the Shares was $32.00. Gross proceeds to the Company from the sale of the Shares were $80,000,000. The Company paid Prudential Vector Healthcare Group, a unit of Prudential Securities Incorporated, a cash fee of $4,800,000 for its services as placement agent for the private placement. The Company intends to use the net proceeds from the Offering for working capital purposes.

               The terms of the Purchase Agreements require the Company to file a registration statement covering resales of the Shares by the investors. The Company filed such a registration statement on Form S-1 (File No. 333-93853) with the Securities and Exchange Commission, which registration statement was declared effective after the closing of the private placement on January 18, 2000.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            United Therapeutics Corporation
                                            (Registrant)

Date:  February 2, 2000                     By:   /s/ Martine A. Rothblatt

                                                Name:     Martine A. Rothblatt
                                                Title:    Chairman and CEO